UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2010

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Jackson Street, Dubuque, Iowa		52001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 563-556-7730

__________________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 6, 2010, the Board of Directors appointed three new members to the Board.  Thomas M. Levine (Class I), Robert J. Maricich (Class I) and Nancy E. Uridil (Class III).  Mr. Levine will serve on the Audit and Ethics Committee and Mr. Maricich and Ms. Uridil will serve on the Nominating and Compensation Committee.  The Audit and Ethics Committee consists of Eric S. Rangen, Lynn J. Davis, Thomas E. Holloran and Thomas M. Levine.  The Nominating and Compensation Committee consists of Mary C. Bottie,  Robert E. Deignan, Robert M. Maricich and Nancy E. Uridil.  Mr. Levine, Mr. Maricich, and Ms. Uridil each received a stock option grant of 2,500 shares.  See Exhibit 99.1 attached hereto and incorporated herein for further information.

Item 5.03        Amendments to Articles of Incorporation or Bylaws

On December 6, 2010, the Company’s shareholders approved certain changes to the Company’s Amended and Restated Articles of Incorporation.  The Amended and Restated Articles of Incorporation are attached as Exhibit 3.1.

On December 6, 2010, the Company’s Board  approved a restatement (the “Restated Bylaws”) to its Bylaws, dated June 4, 2007, (the “Former Bylaws”).  The following is a summary of the changes adopted by the Restated Bylaws which does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated by reference herein.

Article II, Section 4 was added to update the advance notice provision by shareholders.  This section provides that, with certain exceptions, a shareholders’ notice of the intent to make a proposal at the meeting must be received by the Secretary not less than 90 days prior to the first anniversary of the preceding annual meeting.  The Company’s Articles of Incorporation were amended at the Company’s Annual Shareholders Meeting held December 6, 2010, to eliminate the advance notice provision that required no less than 18 days and no more than 50 days prior to the day of the meeting.  The Restated Bylaws also include a requirement for providing information of how a nominating shareholder owns its shares.

Article IV, Section 2 was added to provide an advance notice provision for making a nomination for director at a shareholder meeting but not to be included in the proxy statement.  This section requires that notice must be given to the Secretary not less than 90 days prior to the first anniversary of the preceding annual meeting.  This section also expands the information required to be disclosed about a potential director nominee to include the type of information required to be disclosed in a proxy statement.

Article VI, Section 6 of the Former Bylaws was revised to conform with the Company’s Articles of Incorporation to provide that the Directors may act in writing with less than unanimous written consent on matters that do not require shareholder approval.  This change was made to conform with an amendment to the Company’s Articles of Incorporation adopted by the shareholders on December 6, 2010.

Article VII of the Former Bylaws was revised to replace the description of various committees of the Board with a provision that authorizes the Board to establish committees having the authority the Board so designates in conformance with Minnesota law.

Article VIII of the Former Bylaws was revised to add language to reflect changes in Minnesota law that allows electronic communications.

Article IX of the Former Bylaws relating dividends was deleted in its entirety.

Article XII of the Former Bylaws relating to share redemptions was deleted in its entirety.

Article XIII of the Former Bylaws regarding corporate obligations was deleted in its entirety.

Article XIV of the Former Bylaws was revised to state that Directors may be removed from office only for “cause” to be consistent with the Company’s Articles of Incorporation.

Article VIII of the Former Bylaws regarding indemnity was revised and moved to Article XIII of the Restated Bylaws and now states that the Company will provide indemnification to the full extent provided by Minnesota law.

Article XVIII of the Former Bylaws regarding amendments to the Bylaws was revised to set forth the limitations on the board of directors under Minnesota law and this language is now set forth in Article XIV of the Restated Bylaws.  The revised language also provides that shareholders by an affirmative vote of the majority, as opposed to two-thirds vote, may amend the Restated Bylaws.

Item 5.07        Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Flexsteel Industries, Inc. was held on December 6, 2010.  The proposals were as follows:

1.

To elect three (3) Class III Directors to serve until the year 2013 Annual Meeting and until their respective successors have been elected and qualified or until their earlier resignation, removal or termination.

2.	To consider a proposal to amend Article IV of the 1983 Restated Articles of Incorporation regarding authorized capital.
3.	To consider a proposal to amend Article V of the 1983 Restated Articles of Incorporation regarding notice of nominations to the Board of Directors and indemnification.
4.	To consider a proposal to delete Article VII of the 1983 Restated Articles of Incorporation regarding actions requiring shareholder approval.
5.

To consider a proposal to delete Article IX of the 1983 Restated Articles of Incorporation regarding actions authorized to be taken by the Board of Directors without shareholder approval and certain other actions.

6.	To consider a proposal to authorize the Board of Directors to act by written consent when permitted by law.
7.

To consider a proposal to amend and restate the 1983 Restated Articles of Incorporation to make certain other changes to conform the Company’s Articles of Incorporation to the Minnesota Business Corporation Act.

The results of the voting on the foregoing proposals were as follows:

Proposal		For	Against	Abstain	Broker Non-Votes
I.	Election of Directors
	Nominee
	Jeffrey T. Bertsch	5,395,740	13,786	71,601	0
	Lynn J. Davis	5,405,889	3,637	71,601	0
	Eric S. Rangen	4,933,418	476,108	71,601	0
II.	Authorized capital	3,641,130	1,835,029	4,968	0
III.	Notice of nominations & indemnification	3,791,417	1,625,982	63,728	0
IV.	Shareholder approval	5,436,394	36,875	7,858	0
V.	Authorized Board actions	5,296,422	176,261	8,444	0
VI.	Board unanimous written consent	5,245,078	229,219	6,830	0
VII.	Other changes to Articles	5,447,790	26,835	6,502	0

Proposal II was not adopted.

Item 9.01        Financial Statements and Exhibits.

Exhibit 3.1 – Amended and Restated Articles of Incorporation adopted December 6, 2010.

Exhibit 3.2 – Amended and Restated Bylaws effective December 6, 2010.

Exhibit 99.1 – Press Release by Flexsteel Industries, Inc. on December 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)

Date:	December 8, 2010	By:	/s/ Timothy E. Hall
Timothy E. Hall Senior Vice President-Finance, CFO, Treasurer and Secretary Principal Financial and Accounting Officer